TEXAS CAPITAL FUNDS TRUST

Texas Capital Government Money Market Fund

TICKER: TXGXX

(the “Fund”)

Supplement dated October 10, 2024 to the Fund’s Prospectus,
dated April 29, 2024, as supplemented to date

This Supplement contains new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

The second paragraph in the “How to Buy Shares” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 9 is deleted and replaced with the following:

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to “Texas Capital Government Money Market Fund” or by Fedwire or ACH transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. If you choose to purchase by Fedwire please call us at 844.822.3837 (844.TCB.ETFS) to obtain wiring instructions and to notify the Fund of your incoming Fedwire. An ACH transfer usually takes two to three business days. See “Acceptable Forms of Payment” for more information on payment methods.

The second paragraph in the “How to Sell Shares” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 10 is deleted and replaced with the following:

The Fund typically seeks to send out redemption proceeds on the next business day after the redemption request is received in good order. Redemption proceeds can be sent by check to the account address of record or deposited directly in your bank account. If requesting redemption proceeds by check, you can generally expect to receive the proceeds in seven to ten days. If redemption proceeds will be deposited directly to your bank account, you can expect to receive the proceeds the next business day for Fedwire and in two to three days for ACH. It is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. We charge a fee of $15 to send a Fedwire and no fee to send an ACH transfer. We can send a redemption check by overnight delivery. A fee will be assessed for shipping. You will not receive interest on uncashed redemption checks.

The last paragraph in the “How to Sell Shares – By Mail” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 11 is deleted and replaced with the following:

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There are special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”

The paragraph in the “How to Sell Shares – By Phone” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 11 is deleted and replaced with the following:

By Phone

Call us at 844.822.3837 (844.TCB.ETFS). You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. If you are redeeming from an IRA account, you will be asked for your tax withholding election.

The paragraph in the “How to Sell Shares – Online” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 11 is deleted and replaced with the following:

Online

Log on to your account at www.texascapital.com/etf-funds-management. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. This service is not available for all account types. If you are redeeming from an IRA account, federal income tax withholding will apply unless you request no withholding. State income tax withholding may also apply.

The first paragraph in the “Acceptable Forms of Payment – Fedwires and ACH Transfers” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 11 is deleted and replaced with the following:

Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application. Please contact us for instructions on doing a Fedwire purchase.

The paragraph in the “Telephone Transaction Privileges – Daily Redemption Limit” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 13 is deleted in its entirety.

For further information, please contact the Fund toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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